                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 12, 1998


                              BESICORP GROUP INC.
__________________________________________________________________
             (Exact name of Registrant as specified in its charter)


New York                       0-9964                 14-1588329
__________________________________________________________________
(State or other                (Commission File       (I.R.S. Employer
jurisdiction of incorporation) Number)                Identification No.)



1151 Flatbush Road, Kingston, New York            12401
__________________________________________________________________
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: 914-336-7700




This document consists of 3 pages.

ITEM 5. OTHER EVENTS

The Company announced that Michael F. Zinn has accepted an invitation from the Board of Directors to resume his position as Chairman of the Board, President, and Chief Executive Officer, effective immediately.



EXHIBITS

99.1 Press Release of the Company dated May 12, 1998


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Besicorp Group Inc., Registrant



                                  By:/s/ Michael J. Daley
                                     Michael J. Daley
Date: May 21, 1998                   Executive Vice President,
                                     Chief Financial Officer